Statement of Additional Information Supplement dated December 26, 2012
The purpose of this supplement is to provide you with changes to the current Statements of Additional Information for the Class A, B, C, H1, R, Y, R5 and R6 shares, as applicable, of the Funds listed below:
Invesco Balanced-Risk Allocation Fund
Invesco Balanced-Risk Commodity Strategy Fund
Invesco Global Markets Strategy Fund
The following information is added as the last paragraph under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks – Derivatives” in the Statements of Additional Information:
“The Trust, on behalf of each Fund, other than Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a pool operator under the CEA with respect to the Funds for which the Trust has claimed such an exclusion. The Adviser is registered as a “commodity pool operator” and a “commodity trading advisor” under the CEA and the rules of the Commodity Futures Trading Commission (CFTC) and, as of January 1, 2013, is subject to regulation as a commodity pool operator under the CEA with respect to Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund. However, the CFTC has not yet adopted rules regarding certain disclosure, reporting or recordkeeping requirements that will apply to such Funds as a result of the Adviser’s registration as a commodity pool operator. Therefore, additional information required to be disclosed under these rules, additional regulatory requirements that may be imposed and additional expenses that may be incurred by the Funds cannot currently be determined. The CFTC has neither reviewed nor approved Invesco Balanced-Risk Allocation Fund, Invesco Balanced-Risk Commodity Strategy Fund and Invesco Global Markets Strategy Fund, their investment strategies or this Statement of Additional Information.”
The last sentence in the second full paragraph under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS – Investment Strategies and Risks – Derivatives – Futures Contracts” in the Statements of Additional Information is deleted in its entirety.